Earnings per share	6 Months Ended
Mar. 31, 2019
Earnings per share
Earnings per share

Note 7. Earnings per share

Basic earnings per share (EPS) is calculated by dividing the net profit attributable to shareholders by the weighted average number of ordinary shares on issue during the period, adjusted for treasury shares. Diluted EPS is calculated by adjusting the basic EPS by assuming all dilutive potential ordinary shares are converted.

	Half Year March 19		Half Year Sept 18		Half Year March 18
$m	Basic	Diluted	Basic	Diluted	Basic	Diluted
Net profit attributable to shareholders	3,173	3,173	3,897	3,897	4,198	4,198
Adjustment for Restricted Share Plan (RSP) dividends[1]	(2)	(2)	(3)	(3)	(2)	-
Adjustment for potential dilution:
Distributions to convertible loan capital holders[2]	-	154	-	148	-	135
Adjusted net profit attributable to shareholders	3,171	3,325	3,894	4,042	4,196	4,333
Weighted average number of ordinary shares (millions)
Weighted average number of ordinary shares on issue	3,442	3,442	3,429	3,429	3,400	3,400
Treasury shares (including RSP share rights)	(6)	(6)	(8)	(8)	(8)	(8)
Adjustment for potential dilution:
Share-based payments	-	1	-	1	-	3
Convertible loan capital[2]	-	278	-	253	-	225
Adjusted weighted average number of ordinary shares	3,436	3,715	3,421	3,675	3,392	3,620
Earnings per ordinary share (cents)	92.3	89.5	113.8	110.0	123.7	119.7

[1]  Some RSP share rights have not vested and are not ordinary shares but do receive dividends. These RSP dividends are deducted to show the profit attributable to ordinary shareholders. In Half Year March 2019 and Half Year September 2018, RSP share rights were antidilutive.

[2]  The Group has issued convertible loan capital which is expected to convert into ordinary shares in the future. These convertible loan capital instruments are all dilutive and diluted EPS is therefore calculated as if the instruments had already been converted at the volume weighted average price (VWAP) for the 20 days preceding the start of the respective period.